CANADA                       NUMBER
PROVINCE OF BRITISH COLUMBIA
262523

"SEAL"

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

OROTEK RESOURCES CORPORATION

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 11 TH DAY OF APRIL, 1983
" SEAL"
/Signed/ "L. G. Huck"

L. G. HUCK
DEPUTY REGISTRAR OF COMPANIES

" SEAL "                      NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

OROTEK RESOURCES CORPORATION

has this day changed its name to

DOUCETTE DEVELOPMENTS CORP.

Issued under my hand at Victoria, British Columbia
on December 29, 1992

/Signed/ " John S. Powell "

JOHN S. POWELL
"SEAL"            Registrar of Companies

" SEAL "                    NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

DOUCETTE DEVELOPMENTS CORP..

has this day changed its name to

TRADERS INTERNATIONAL FRANCHISE SYSTEMS INC.

Issued under my hand at Victoria, British Columbia
on August 30, 1995

/Signed/ " John S. Powell "

   JOHN S. POWELL
"SEAL"             Registrar of Companies

" SEAL "                     NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

TRADERS INTERNATIONAL FRANCISE SYSTEMS INC.

has this day changed its name to

NEWQUEST VENTURES CORP.

Issued under my hand at Victoria, British Columbia
on May 21, 1998

/Signed/ " John S. Powell "

JOHN S. POWELL
"SEAL"                   Registrar of Companies
        PROVINCE OF BRITISH COLUMBIA
      CANADA

" SEAL "                     NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

NEWQUEST VENTURES CORP.

has this day changed its name to

ASTER VENTURES CORP.

Issued under my hand at Victoria, British Columbia
on May 26, 1999

/Signed/ " John S. Powell "

JOHN S. POWELL
"SEAL"                                                                                 Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

" SEAL "                   NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

ASTER VENTURES CORP..

has this day changed its name to

KNIGHT PETROLEUM CORP.

Issued under my hand at Victoria, British Columbia
on March 22, 2001

/Signed/ " John S. Powell "

JOHN S. POWELL
"SEAL"                                                                                  Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

" SEAL "                   NUMBER : 262523
BRITISH
COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME
COMPANY ACT

I Hereby Certify that

KNIGHT PETROLEUM CORP.

has this day changed its name to

KNIGHT RESOURCES LTD.

Issued under my hand at Victoria, British Columbia
on March 07, 2003

/Signed/ " John S. Powell "

JOHN S. POWELL
"SEAL"                                                                                  Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA